                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    August 19, 1996


      Lutheran Brotherhood Realty Fund I, a California limited partnership
- ----------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


California                            0-17617              94-3046442
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(State or other jurisdiction   (Commission File Number)  (IRS Employer
of incorporation)                                        Identification No.)


          625 Fourth Avenue South, Minneapolis, MN             55415
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          (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code   (612) 339-8091


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(Former name or former address, if changed since last report.)


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Item 2.  Acquisition or Disposition of Assets.

On July 13, 1996, Worthington Green Associates (the "Seller"), a Minnesota joint venture in which Lutheran Brotherhood Realty Fund I, a California limited partnership (the "Registrant") is the managing venturer, entered into a Purchase and Sale Agreement (the "Agreement") with TGM Realty Corp #5, a Delaware corporation, for the sale by Seller of all its right, title and interest in and to the Village at Worthington Green (the "Village") in Columbus, Ohio. The Village is a 176 unit residential apartment complex which the Seller has owned since September 29, 1989. The Registrant will receive 19.3% of the net sales proceeds.

The sale of the Village closed on August 19, 1996 and the Seller received cash consideration in the amount of $6,449,004, subject to certain adjustments set forth in the Agreement. The Registrant's share of this consideration is $1,244,658. The Registrant, as the managing venturer of the Seller, listed the Village through a professional real estate brokerage firm. The Registrant's Limited Partners approved a liquidation proposal on July 3, 1996, relating to the sale of the Registrant's owned property and properties owned by the joint ventures in which the Registrant is a co-venturer. This sale of the Village is part of the liquidation process.

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Item 7.  Financial Statements, Proforma Information and Exhibits.

         (a)  Financial statements of business acquired - not applicable.

         (b)  Proforma Financial Information of Lutheran Brotherhood Realty
              Fund I
              (i)    Proforma Balance Sheet at June 30, 1996 (unaudited)
              (ii) Proforma Statement of Operations for the year ended December 31, 1995 (unaudited)
              (iii) Proforma Statement of Operations for the six months ended June 30, 1996 (unaudited)

         (b)  Exhibits.

              (10)(a) Purchase and Sale Agreement for the Village at Worthington Green dated July 13, 1996.


Item 7(b)(i)  Proforma Financial Information

The following unaudited condensed proforma balance sheet presents the financial position of Lutheran Brotherhood Realty Fund I on June 30, 1996, assuming that the sale of The Village at Worthington Green occurred on that date. The Village at Worthington Green was sold on August 19, 1996.

                                          Lutheran Brotherhood Realty Fund I
                                                Proforma Balance Sheet
                                                   June 30, 1996
                                                    (thousands)
                                                    (unaudited)

                                                          Sale of The Village       Proforma
                ASSETS                   June 30, 1996    at Worthington Green    June 30, 1996

Real estate investment, at cost - net        $1,903                                 $1,903

Investments in joint ventures                 2,155             (507)                1,648
Cash and cash equivalents                       643            1,245                 1,888
Deferred charges (net) and  other assets         37                                     37
                                             ------            -----                ------
     Total Assets                            $4,738             $738                $5,476
                                             ======            =====                ======
LIABILITIES & PARTNER'S EQUITY

Accounts payable and other liabilities          $50                                    $50

Partners' equity                              4,688              738                 5,426
                                             ------            -----                ------
     Total Liabilities & Partners' Equity    $4,738             $738                $5,476
                                             ======            =====                ======

See accompanying notes to proforma balance sheet.



                           Lutheran Brotherhood Realty Fund I
                             Notes to Proforma Balance Sheet
                                      June 30, 1996
                                       (unaudited)


Note 1.  Basis of presentation

The unaudited condensed proforma balance sheet of Lutheran Brotherhood Realty Fund I ("the Partnership") presents the financial position of the Partnership on June 30, 1996, assuming that the sale of The Village at Worthington Green, occurred on that date. The Village at Worthington Green was sold on August 19, 1996.

Note 2.  Proforma adjustments

(a) Investment in Joint Ventures - This adjustment eliminates the Partnership's net investment in the The Village at Worthington Green property at June 30, 1996.

(b) Cash - This adjustment represents the Partnership's approximate share of net proceeds received from the sale of The Village at Worthington Green.

(c) Partners' Equity - This adjustment represents the net gain on sale which would have been realized by the Partnership had the The Village at Worthington Green property been sold on June 30, 1996.



Item 7(b)(ii)  Proforma Financial Information

The following unaudited condensed proforma statement of operations presents the results of operations of Lutheran Brotherhood Realty Fund I (the Partnership) for the year ended December 31, 1995 assuming that the sale of The Village at Worthington Green occurred on January 1, 1995. The Village at Worthington Green was sold on August 19, 1996. The proforma statement of operations does not present the net gain on sale of investment property which the Partnership realized from the sale.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the property contained in Item 2 included elsewhere in this Form 8-K.

                              Lutheran Brotherhood Realty Fund I
                               Proforma Statement of Operations
                             For the Year Ended December 31, 1995
                             (thousands except per share amounts)
                                         (unaudited)

                                                    Sale of The
                                                     Village at        Proforma
                                    Year Ended      Worthington      Year Ended
                                   Dec. 31, 1995       Green        Dec. 31, 1995

Revenue:
   Rental                              $516                             $516
   Interest                              30                               30
   Equity in joint venture capital      168            (52)              116
                                       ----            ----             ----
   Total revenue                        714            (52)              662
                                       ----            ----             ----

Expenses:
   Property operations                  267                              267
   Depreciation and amortization         90                               90
   Administrative                        93                               93
                                       ----            ----             ----
   Total expenses                       450                              450
                                       ----            ----             ----

Net income                             $264           ($52)             $212
                                       ====           =====             ====

Net income per weighted
   average number of limited
   partnership units outstanding      $4.14          ($0.82)           $3.32
                                      =====           =====            =====

Distributions per weighted
   average limited partnership
   units outstanding                  $4.00                            $4.00
                                      =====           =====            =====

See accompanying notes to proforma statement of operations.




                          Lutheran Brotherhood Realty Fund I
                      Notes to Proforma Statement of Operations
                         For the Year Ended December 31, 1995
                                     (unaudited)


Note 1.  Basis of presentation

The unaudited condensed proforma statement of operations of Lutheran Brotherhood Realty Fund I ("the Partnership") presents the results of operations for the Partnership for the year ended December 31, 1995 assuming that the sale of The Village at Worthington Green occurred on January 1, 1995. The Village at Worthington Green was sold on August 19, 1996. The proforma statement of operations does not present the net gain on sale of investment property which the Partnership realized from the sale.

Note 2.  Proforma adjustments

(a) Equity in joint venture capital - This adjustment eliminates net income relating to the Partnership's interest in the The Village at Worthington Green for the year ended December 31, 1995.



Item 7(b)(iii)  Proforma Financial Information

The following unaudited condensed proforma statement of operations presents the results of operations of Lutheran Brotherhood Realty Fund I (the Partnership) for the six months ended June 30, 1996 assuming that the sale of The Village at Worthington Green occurred on January 1, 1996. The Village at Worthington Green was sold on August 19, 1996. The proforma statement of operations does not present the net gain on sale of investment property which the Partnership realized from the sale.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the property contained in Item 2 included elsewhere in this Form 8-K.

                                 Lutheran Brotherhood Realty Fund I
                                  Proforma Statement of Operations
                              For the six months ended June 30, 1996
                               (thousands except per share amounts)
                                           (unaudited)

                                                    Sale of The       Proforma
                                     Six Months       Village at     Six Months
                                        Ended        Worthington        Ended
                                    June 30, 1996       Green       June 30, 1996

Revenue:
   Rental                                $260                           $260
   Interest                                15                             15
   Equity in joint venture capital         86            (38)             48
                                         ----           -----           ----
   Total revenue                          361            (38)            323
                                         ----           -----           ----

Expenses:
   Property operations                     99                             99
   Depreciation and amortization           46                             46
   Administrative                         104                            104
                                         ----           -----           ----
   Total expenses                         249                            249
                                         ----           -----           ----

Net income                               $112           ($38)            $74
                                         ====           =====            ===
Net income per weighted
   average number of limited
   partnership units outstanding        $1.76         ($0.60)          $1.16
                                        =====          ======          =====

Distributions per weighted
   average limited partnership
   units outstanding                    $2.00                          $2.00
                                        =====          ======          =====

See accompanying notes to proforma statement of operations.




                        Lutheran Brotherhood Realty Fund I
                     Notes to Proforma Statement of Operations
                       For the Six Months Ended June 30, 1996
                                   (unaudited)


Note 1.  Basis of presentation

The unaudited condensed proforma statement of operations of Lutheran Brotherhood Realty Fund I ("the Partnership") presents the results of operations for the Partnership for the six months ended June 30, 1996 assuming that the sale of The Village at Worthington Green occurred on January 1, 1996. The Village at Worthington Green was sold on August 19, 1996. The proforma statement of operations does not present the net gain on sale of investment property which the Partnership realized from the sale.

Note 2.  Proforma adjustments

(a) Equity in joint venture capital - This adjustment eliminates net income relating to the Partnership's interest in the The Village at Worthington Green for the six months ended June 30, 1996.

                                 SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LUTHERAN BROTHERHOOD REALTY FUND I,
                                   a California limited partnership

                                   By:  Lutheran Brotherhood Real Estate
                                        Products Company,
                                        Its General Partner

Date:  August 28, 1996             By:  /s/ Mitchell F. Felchle
                                        --------------------------------
                                        Mitchell F. Felchle
                                        President



Date:  August 28, 1996             By:  /s/ Anita J.T. Young
                                        --------------------------------
                                        Anita J.T. Young
                                        Treasurer
                                        (Chief Financial Officer)

                             INDEX TO EXHIBIT



EXHIBIT NUMBER                                        PAGE IN
                                                      REGISTRATION
                                                      STATEMENT

      10(a)        Purchase and Sale Agreement
                   for the Village at Worthington
                   Green dated July 13, 1996